THIS THIRD AMENDMENT is made the twenty-sixth day of September 1997 to an Agreement dated 20 August 1996, by agreement between the parties (the "Agreement")

BETWEEN

COULTER PHARMACEUTICAL INC. of 550, California Avenue, Suite 200, Palo Alto, CA 94306, USA ("the Customer")

AND

LONZA BIOLOGICS PLC of 228 Bath Road, Slough, Berkshire, SL1 4DY, England ("Lonza").

WHEREAS:

A. The parties entered into the Agreement pursuant to which Lonza agreed to provide Services to the Customer to develop a Process for production of Product which agreement has been previously amended; and

B. Customer now wishes Lonza to perform certain additional Services in association with the above mentioned development and manufacture of Product; and

C. Lonza is prepared to provide such additional Services on the terms and conditions set out herein.

NOW THEREFORE it is hereby agreed to amend the terms of the Agreement as follows:

1. Stages 16, 17b and 18 of the Services are to be performed in accordance with the provisions of separate amendments to the Agreement.


[*] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

2.      A new Stage 19 shall be added to Schedule 2 as follows:

        "Stage 19 - Preparation of a Biologics License Application (BLA) to Support the Customer's Regulatory Filing to the US FDA for the Product.

        19.1    Objectives

                19.1.1 To prepare for submission to the US FDA Lonza's License Application (BLA) for bulk purified Product.

                19.1.2 To answer questions that the US FDA might have on the BLA submitted by Lonza.

                19.1.3 To host a pre-licensing inspection of Lonza's facility by the US FDA with reference to the manufacture and testing of bulk purified Product. Up to six employee representatives of the Customer shall be entitled to be present at Lonza's premises (but not directly involved in the inspection) during the period of the inspection and may, at Lonza's request, attend to participate in the inspection.

                        Lonza agrees to report to the Customer on the progress of the inspection at appropriate points during its conduct.

        19.2    Activities

                19.2.1 Assemble the reports and provide data to the Customer as appropriate for all the studies carried out at Lonza under this Agreement to validate the Product and Process.

                19.2.2 Prepare the BLA for the Product including the reports assembled under activity 19.2.1 above, and all necessary Product and Process information.



[*] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                        The BLA will be prepared based on the draft BLA Working Check List in Appendix 1. Details of the information to be supplied under each heading, page numbers, and the content, format and mode of submission of the information to the US FDA will be agreed between Lonza and Customer.


        19.2.3 If requested by the Customer provide Lonza personnel to attend up to two pre-submission meetings with the FDA in the US and prepare appropriate briefing documents for these meetings, containing some but not all of the information detailed in the Working Checklist to be agreed under 19.2.2.


        19.2.4 Forward the BLA in appropriate sections to the Customer for review before filing with the US FDA. Customer agrees wherever possible to review and comment upon the draft BLA within five working days of its receipt from Lonza. Customer acknowledges that any delay in conducting such review will result in a delay to completion of this Stage 19 of the Services. For the avoidance of doubt the document forwarded to Customer will not contain information which is proprietary to Lonza or is a subject to obligations of confidence to third parties.

        19.2.5 Revise the BLA as requested by the Customer if the revisions are agreed between the parties. When requested by the Customer submit the BLA to the US FDA.

        19.2.6 Inform Customer of questions raised which specifically relate to Product. Respond to any questions from the US FDA with relation to the BLA.

        19.2.7 If requested by the US FDA and/or Customer host a pre-licensing inspection at Lonza with respect to the Product and the BLA.



[*] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                19.2.8 Inform Customer of questions raised which specifically relate to Product. Prepare responses to any requests for further information resulting from the US FDA inspection of Lonza's facility.

        19.3.   Timescale

                Stage 19 shall be complete when Lonza have responded to all US FDA questions relating to the Product and the BLA to the satisfaction of the US FDA.

                It is estimated that activities 19.2.1 to 19.2.4 shall be complete seven months from commencement of Stage 19. Timing of subsequent activities is dependent on the Customer and the US FDA and can not be estimated by Lonza. Lonza agrees to provide responses to questions from the US FDA, received under activities 19.2.6 and 19.2.8, in a reasonable time frame. An initial or, if practicable, a full response to such questions shall be provided by Lonza within thirty days of Lonza receiving the same."

3.      A new Stage 20 shall be added to Schedule 2 as follows:

        "Stage 20 - Manufacture of [*] cGMP Batches of Product

        20.1    Objectives

                Manufacture [*] batches of Product at [*] scale in accordance with the principles of GMP for delivery to Customer.

        20.2    Activities

                20.2.1 Recover one vial of the Cell Line from the WCB and expand culture to inoculate a [*] fermenter.



[*] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                20.2.2  Carry out airlift fermentation at [*] scale.

                20.2.3  Clarify, harvest and concentrate supernatant.

                20.2.4  Purify Product from the concentrate.

                20.2.5  Test Product against Specification.

                20.2.6  Undertake Quality Assurance review of lot documentation.

                20.2.7  Issue lot release for Product internally.

                20.2.8 Issue certificate of analysis and consolidated Customer batch record to Customer.

                20.2.9  Delivery Product to Customer.

                20.2.10 Repeat activities 20.2.1 to 20.2.9 (inclusive) [*]
                        further times.

        20.3    Timescale

                Stage 20 shall be complete upon delivery of the [*] batch of Product to the Customer. It is estimated that the first [*] batches will be delivered during the fourth quarter of 1998. It is estimated that the [*] batch of Product will also be delivered during the fourth quarter of 1998 but may, at Customer's written request, to be received by Biologics no later than 31 March 1998, be delayed for delivery no later than 31 March 1999".


[*] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

4.      The following shall be added to Clauses 1 and 2 of Schedule 3:

"1.     Price

        In consideration for Lonza carrying out the Services as detailed in
        Schedule 2 (Stages and 20) the Customer shall pay Lonza as follows:

        Stage 19 Preparation of a Biologic License Application (BLA) to support the Customer's Regulatory Filing to the US FDA of the Product.

        Activities 19.2.1 to 19.2.4:                     [*]

        Activities 19.2.5 to 19.2.8:         [*] per man day*

        *[*] per man day for services performed in 1998. Thereafter the price per man day shall be revised in accordance with Lonza's standard man day rates applying at the time in question.

        For the purpose of calculating the Price for activities 19.2.5 to 19.2.8 Lonza will not charge for any Lonza man days that might be required to conform with requests by the Customer (under activity 19.2.5) or the FDA (under activities 19.2.6 or 19.2.8) to add to the BLA submitted to the Customer or to the FDA because of omissions by Lonza of items listed under the Working Check List as set out in Appendix 1. Lonza will only charge for man days required to perform work additional to that set out under activities 19.2.1 to 19.2.4. If, as a result of the pre-licensing inspection outlined in activity 19.2.7, Lonza receives a 483 or any other deficiency notification from the FDA, the Customer will not pay for time spent responding to such 483s or other deficiency notifications unless these are received as a result of Customer direction or information provided by the Customer.

        Stage 20 Supply of Product at [*] Scale      not to exceed [*]
        per batch




[*] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

2.      Payment

        2.1     For Stage 19 activities 19.2.1 to 19.2.4

                [*] upon commencement of activity 19.2.1
                [*] upon completion of activities 19.2.1 to 19.2.4

        2.2     For Stage 19 activities 19.2.5 to 19.2.8

                Lonza will present invoices to the Customer at the end of each calendar quarter itemising work done at Lonza that quarter and man days to be charged under activities 19.2.5 to 19.2.8.

                Lonza will provide the Customer with an estimate at the beginning of each calendar quarter of the man days that will be incurred in carrying out work under activities 19.2.5 to 19.2.8. The Customer shall approve this estimate of the work in any calendar quarter before the work commences. Any significant variance in the estimated work for a calendar quarter shall be approved by the Customer prior to commencement of the work.

        2.3     For Stage 20

                100% (not to exceed [*] per batch) upon delivery of the batch of Product in question".

5.      a.      Save as provided below, Customer acknowledges and hereby agrees that, on signature of this Amendment to the Agreement, Customer has made a binding and irrevocable commitment to accept and pay for the supply of the Services set out in sections 2 and 3 of this Amendment (above).

[*] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

        b. In the event Lonza fails to perform stage 19.2.1 to stage 19.2.4 of the Services in a diligent manner, Customer shall be entitled to request that performance of stage 20 of the Services be delayed by a period equivalent to the delay which has been caused in completing stage 19.2.4 due solely to Lonza's lack of diligence.

        c. Customer expressly agrees that in order to enable Lonza to perform Stage 19 of the Services Customer must agree to purchase additional DNA clearance services and assay validation services. Customer further agrees that its obligations to purchase the Services set out in Stage 20 will not in any way be diminished by failure to formalise an amendment to the Agreement for supply of such Services.

8. The parties are currently negotiating a form of quality statement relating to those stages of the Services which are to be performed in accordance with the principles of GMP and which statement may, if required, be supplied to relevant regulatory authorities.

        The parties agree to use all reasonable endeavours to finalise the above mentioned quality statement by 31 December 1997.

9. Following signature of this amendment the parties agree to use all reasonable endeavours to negotiate a long term supply agreement for the manufacture of Product by Lonza. It is intended that such agreement shall be finalised by 31 December 1997, and supply of Product under its terms shall be in addition to the Services provided hereunder. If concluded, such agreement with included, but not limited to the following provisions:

        a. Customer shall commit to purchase from Lonza at least [*] batches of Product produced in accordance with the principles of GMP, in each calendar year during which the said supply agreement subsists Lonza may be requested to supply up to [*] batches in each year. Lonza shall agree to



[*] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                use reasonable commercial endeavours to supply such additional batches if requested; and

        b. Lonza shall be entitled to allow the BLA prepared pursuant to stage 19 of the Services to lapse in the event Customer fails to abide by the above mentioned minimum purchase requirements; and

        c. the price for Product supplied to customer pursuant to the above mentioned supply agreement will initially be charged per batch of Product. It is the intention that, following supply of at least [*] batches of Product under the supply agreement the Product will be supplied on a "per gram" basis. The initial price of Product per gram will be determined by the average yield of at least [*] consecutive batches of Product purchased under the supply agreement.

                A mechanism for increasing the price of Product to account for inflation and other increases in the cost of supplying Product and/or the costs of maintaining the BLA will be negotiated; and

        d. the parties shall agree to review options to reduce the price of producing Product by cost saving initiatives and to agree a mechanism by which the benefit of such initiatives can be shared between the parties.

10. Save as expressly provided herein, the terms and conditions of the Agreement shall remain in full force and effect.


[*] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

AS WITNESS the hands of the duly authorised representatives of the parties hereto the day and year first above written.


Signed for and on behalf of                    /s/ Simon Sturge
                                        -----------------------------------

LONZA BIOLOGICS PLC                                  CEO
                                        -----------------------------------




Signed for and on behalf of                  /s/ William G. Harris
                                        -----------------------------------


COULTER PHARMACEUTICAL INC                  Vice President and CFO
                                        -----------------------------------



* Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                   APPENDIX 1

                         Biologics License Application


                               Working Check List


























[*] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.


                                                                                                           Project Filing Date: 4/98

                                                       BLA WORKING CHECKLIST
====================================================================================================================================
FDA Item                Title                          Authors   Deliverable           Publication                    Comments
  No.                                                                                     Format
                                                                ------------------------------------------
                                                                Due In  Rec'd  TOC Rules Scan Tables Other
====================================================================================================================================

           COVER LETTER
           FORM 3439 (or 3561)
           LETTER OF AUTHORIZATION
1          INDEX (TOC)                                                          X
2          LABELING                                                                                         Printed draft or final
                                                                                                            package insert, vial
                                                                                                            label and carton.
3          OVERALL SUMMARY                             Heading                  X
3.1        Annotated Package Insert                    Heading
3.2        Summary                                     Heading
3.2.1      Pharmacologic Class, Scientific
           Rationale, Intended Use, and
           Potential Clinical Benefit
3.2.2      Foreign Marketing History
3.2.3      Chemistry, Manufacturing and Control
           Summary
3.2.4      Nonclinical Pharmacology and
           Toxicology Summary
3.2.5      Human Pharmacokinetics and
           Bioavailability
3.2.6      Clinical Data Summary and                   Heading                  X
           Results of Statistical Analysis
3.2.6.1    Clinical Pharmacology
3.2.6.2    Overview
3.2.6.3    Controlled Clinical Trials
3.2.6.4    Uncontrolled Clinical Trials
3.2.6.5    Other Studies
3.2.6.6    Safety Summary - General Safety
           Information
3.2.7      Discussion of Benefit/Risk Relationship     Heading
4          CHEMISTRY SECTION                           Heading                  X
4.1        Chemistry, Manufacturing, and               Heading                  X
           Control Information
4.1.1      Introduction/Manufacturing History
4.1.2      Drug Substance (Lonza)                      Heading                  X
4.1.2.1    Description and Characterization            Heading                  X
4.1.2.1.1  Description
4.1.2.1.2  Characterization/Proof of Structure
             Physicochemical Characterization of
             Reference Standard and Qualifying Lots
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                           Project Filing Date: 4/98

                                                       BLA WORKING CHECKLIST
====================================================================================================================================
FDA Item                 Title                          Authors   Deliverable           Publication                    Comments
  No.                                                                                     Format
                                                                 ------------------------------------------
                                                                 Due In  Rec'd  TOC Rules Scan Tables Other
====================================================================================================================================

            Biological Activity
4.1.2.2     Manufacturer(s)                             Heading                  X
4.1.2.2.1   Identification
4.1.2.2.2   Floor Diagrams
4.1.2.2.3   Other Products
4.1.2.2.4   Contamination Precautions
4.1.2.3     Method(s) of Manufacture                    Heading                  X
4.1.2.3.1   Raw Materials and Reagents
4.1.2.3.2   Flow Charts of the Manufacuring
            Process
4.1.2.3.3   Detailed Description-Cellular Sub-          Heading                  X
            strate/Host Cell/Expression/Vector
            System
4.1.2.3.4   Cell Seed Lot System                        Heading
4.1.2.3.4.1 Master Cell Bank
4.1.2.3.4.2 Working Cell Bank
4.1.2.3.4.3 End of Production Cells
4.1.2.3.5   Cell Growth and Harvesting
4.1.2.3.6   Purification and Downstream
            Processing
4.1.2.3.7   Batch Records                               Heading                  X
4.1.2.4     Process Controls                            Heading                  X
4.1.2.4.1   In-Process Controls
4.1.2.4.2   Process Validation                          Heading                  X
4.1.2.4.2.1 Validation for Studies for
            Cell Growth/Harvest
4.1.2.4.2.2 Validation for Purification
            Process
4.1.2.4.2.3 Microbiology
4.1.2.5     Reference Standards                         Heading                  X
4.1.2.6     Specifications/Analytical Methods           Heading                  X
4.1.2.6.1   Specifications and Analytical
            Methods
4.1.2.6.2   Certificates of Analysis and
            Analytical Results
4.1.2.6.3   Impurities Profile
4.1.2.7     Container/Closure                           Heading
4.1.2.8     Drug Substance Stability                    Heading
4.1.2.9     References                                  Heading                                              Alphabetical for Drug
                                                                                                             Substance with copies
                                                                                                             appended
4.1.2.10    Methods Validation                          Heading                                              If not in Drug Product
                                                                                                             Section
4.1.3.3     Manufacturer                                Heading
4.1.3.3.1   Identification
-----------------------------------------------------------------------------------------------------------------------------------


                                                                                                           Project Filing Date: 4/98

                                                       BLA WORKING CHECKLIST
====================================================================================================================================
FDA Item                Title                          Authors   Deliverable           Publication                    Comments
  No.                                                                                     Format
                                                                ------------------------------------------
                                                                Due In  Rec'd  TOC Rules Scan Tables Other
====================================================================================================================================

4.1.3.3.2  Floor Diagrams
4.1.3.3.3  Facility Systems
4.1.3.4    Methods of Manufacturing and                Heading
           Packaging
4.1.3.5    Specifications and Test Methods             Heading
           for Drug Product
4.1.3.5.1  Specifications and Test Methods
4.1.3.5.2  Certificates of Analysis
4.1.3.6    Container/Closure System                    Heading
4.1.3.7    Microbiology                                Heading                  X                           Aseptic Fill Conney
                                                                                                            Report
4.1.3.7.1  Building and Facilities
4.1.3.7.2  Critical Manufacturing Operations
4.1.3.7.3  Specifications for Hold Periods                                                                  will need for Europe
4.1.3.7.4  Drug Product Filtration Description-                                                             will need for Europe
           Microbial Retention/Filter
           Compatibility
4.1.3.7.5  Sterilization and Depyrogenation of
           Containers, Closures, Equipment and
           Components
4.1.3.7.6  Procedures and Specifications for
           Media Fills
4.1.3.7.7  Actions for Media Fill Failures
4.1.3.7.8  Microbiological Monitoring of the
           Environment
4.1.3.7.9  Container/Closure and Packaging Integrity
4.1.3.7.10 Sterility Testing Methods and Release
           Criteria
4.1.3.7.11 Bacterial Endotoxins Test and Method
4.1.3.7.12 Evidence of Formal Written Procedures
4.1.3.8    Drug Product Stability                      Heading
4.1.3.9    Batch Record for Final Product              Heading
4.1.4      Investigational Product/Formulation         Heading
4.1.5      Environmental Assessment                    Heading
4.1.5.1    Date
4.1.5.2    Name of Applicant/Petitioner
4.1.5.3    Address
4.1.5.4    Description of Proposed Action
4.1.5.5    Identification of Chemical Substances
4.1.5.6    Introduction of Substances into the
           Environment
4.1.5.7    Fate of Emitted Substances in the
           Environment
4.1.5.8    Environmental Effects of Released
           Substances
4.1.5.9    Use of Resources and Energy
-----------------------------------------------------------------------------------------------------------------------------------


                                                                                                           Project Filing Date: 4/98

                                                       BLA WORKING CHECKLIST
====================================================================================================================================
FDA Item                Title                          Authors   Deliverable           Publication                    Comments
  No.                                                                                     Format
                                                                ------------------------------------------
                                                                Due In  Rec'd  TOC Rules Scan Tables Other
====================================================================================================================================

4.1.5.10   Mitigation Measures
4.1.5.11   Alternatives to the Proposed Action
4.1.5.12   List of Preparers
4.1.5.13   Certification
4.1.5.14   References
4.1.5.15   Appendices
4.1.6      Method Validation                           Heading
4.1.7      References                                                                                       Alphabetical for Drug
                                                                                                            Product Section with
                                                                                                            copies appended
4.2        Samples                                                                                          If needed
------------------------------------------------------------------------------------------------------------------------------------
